Exhibit 32.4

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of CBL & ASSOCIATES LIMITED PARTNERSHIP (the “Operating Partnership”) on Form 10-Q for the three months ending March 31, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Farzana Khaleel, Chief Financial Officer of CBL Holdings I, Inc., the sole general partner of the Operating Partnership, certify, pursuant to 18 U.S.C. § 1350 (as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002), that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Operating Partnership.

/s/ Farzana Khaleel
_______________________________________
Farzana Khaleel, Executive Vice President -
Chief Financial Officer and Treasurer of
CBL Holdings I, Inc.,
the sole general partner of
CBL & Associates Limited Partnership

May 10, 2017
____________________________________
Date